                           Signature Acknowledgment

   I, Alison Alden, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable life insurance Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Signature                     Title                  Date
---------                    --------                ----
/s/ Alison Alden             Director                June 8, 2006
----------------
Alison Alden

                               POWER OF ATTORNEY

       I, Alison Alden, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 8, 2006 and remains in effect until revoked or revised.

Signature                     Title               Date
---------                    --------             ----
/s/ Alison Alden             Director             June 8, 2006
----------------
Alison Alden

                           Signature Acknowledgment

   I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable life insurance Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Signature                       Title               Date
---------                      --------             ----
/s/ James R. Boyle             Director             June 8, 2006
------------------
James R. Boyle

                               POWER OF ATTORNEY

       I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 8, 2006 and remains in effect until revoked or revised.

Signature                       Title               Date
---------                      --------             ----
/s/ James R. Boyle             Director             June 8, 2006
------------------
James R. Boyle

                           Signature Acknowledgment

   I, James Brockelman, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable life insurance Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Signature                         Title               Date
---------                        --------             ----
/s/ James Brockelman             Director             June 7, 2006
--------------------
James Brockelman

                               POWER OF ATTORNEY

       I, James Brockelman, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 7, 2006 and remains in effect until revoked or revised.

Signature                         Title               Date
---------                        --------             ----
/s/ James Brockelman             Director             June 7, 2006
--------------------
James Brockelman

                           Signature Acknowledgment

   I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable life insurance Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Signature                        Title               Date
---------                       --------             ----
/s/ Marc Costantini             Director             June 7, 2006
-------------------
Marc Costantini

                               POWER OF ATTORNEY

       I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 7, 2006 and remains in effect until revoked or revised.

Signature                        Title               Date
---------                       --------             ----
/s/ Marc Costantini             Director             June 7, 2006
-------------------
Marc Costantini

                           Signature Acknowledgment

   I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable life insurance Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Signature                           Title               Date
---------                          --------             ----
/s/ James D. Gallagher             Director             June 8, 2006
----------------------
James D. Gallagher

                               POWER OF ATTORNEY

       I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 8, 2006 and remains in effect until revoked or revised.

Signature                           Title               Date
---------                          --------             ----
/s/ James D. Gallagher             Director             June 8, 2006
----------------------
James D. Gallagher

                           Signature Acknowledgment

   I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable life insurance Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Signature                       Title               Date
---------                      --------             ----
/s/ Bruce R. Speca             Director             June 8, 2006
------------------
Bruce R. Speca

                               POWER OF ATTORNEY

       I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 8, 2006 and remains in effect until revoked or revised.

Signature                       Title               Date
---------                      --------             ----
/s/ Bruce R. Speca             Director             June 8, 2006
------------------
Bruce R. Speca

                           Signature Acknowledgment

   I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable life insurance Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Signature                      Title               Date
---------                     --------             ----
/s/ Hugh McHaffie             Director             June 7, 2006
-----------------
Hugh McHaffie

                               POWER OF ATTORNEY

       I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 7, 2006 and remains in effect until revoked or revised.

Signature                      Title               Date
---------                     --------             ----
/s/ Hugh McHaffie             Director             June 7, 2006
-----------------
Hugh McHaffie